Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below have the same meaning as terms defined and included elsewhere in this current report on Form 8-K (“Form 8-K”) dated December 12, 2023 and the proxy statement/prospectus filed with the Securities and Exchange Commission (“SEC”) on October 30, 2023 (“Proxy Statement/Prospectus”).

The following unaudited pro forma condensed combined financial information presents the financial information of 10X II and AFRAG adjusted to give effect to the Business Combination and other transactions. The following unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by the final rule, Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.”

The historical financial information of 10X II was derived from the unaudited financial statements of 10XII as of and for the nine months ended September 30, 2023 included in 10X II’s Form 10-Q filed on November 27, 2023 and the audited financial statements of 10X II as of and for the year ended December 31, 2022 included in the Proxy Statement/Prospectus. The historical financial information of AFRAG was derived from the unaudited financial statements of AFRAG as of and for the nine months ended September 30, 2023 included elsewhere in this 8-K and the audited consolidated financial statements of AFRAG as of and for the year ended December 31, 2022 included in the Proxy Statement/Prospectus. This information should be read together with 10X II’s and AFRAG’s audited financial statements and related notes

The Business Combination is being accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, 10X II, who is the legal acquirer, is being treated as the “acquired” company for accounting purposes and AFRAG is being treated as the accounting acquirer. AFRAG is determined to be the accounting acquirer based on evaluation of the following facts and circumstances under the redemption scenarios:

●	AFRAG’s existing stockholders have 59.6% of the voting interest of the Company;

●	AFRAG’s senior management comprise the senior management of the Company;

●	the directors nominated by AFRAG represent the majority of the board of directors of the Company;

●	AFRAG is the larger entity, in terms of substantive operations and employee base;

●	the executive officers of AFRAG became the initial executive officers of the Company; and

●	AFRAG’s operations comprise the ongoing operations ofthe Company.

Accordingly, for accounting purposes, the Business Combination was treated as the equivalent of a capital transaction in which AFRAG issued stock for the net assets of 10X II. The net assets of 10X II were stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination were those of AFRAG.

The unaudited pro forma condensed combined balance sheet as of September 30, 2023 assumes that the Business Combination occurred on September 30, 2023. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and for the year ended December 31, 2022 give pro forma effect to the Business Combination as if it had occurred on January 1, 2022, the earliest date presented.

These unaudited pro forma condensed combined financial statements are for informational purposes only. They do not purport to indicate the results that would have been obtained had the Business Combination actually been completed on the assumed dates or for the periods presented, or which may be realized in the future. The pro forma adjustments are based on the information currently available and the assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes. Actual results may differ materially from the assumptions within the accompanying unaudited pro forma condensed combined financial information.

General Description of the Business Combination Agreement

On November 2, 2022, 10X II entered into an Agreement and Plan of Merger (the “AA Merger Agreement”) with 10X AA Merger Sub, Inc., a Delaware corporation and the wholly-owned subsidiary of 10X II (the “AA Merger Sub”) and African Agriculture, Inc., a Delaware corporation (“AFRAG”). Pursuant to the AA Merger Agreement, 10X II changed its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”). Following the Domestication, AA Merger Sub merged with and into AFRAG (the “Merger”), with AFRAG surviving the Merger as 10X II’s wholly-owned subsidiary. In connection with the Domestication, changed its name to “African Agriculture Holdings Inc.”. The Domestication, the Merger and the other transactions contemplated by the AA Merger Agreement are hereinafter referred to as the “Business Combination.” The Business Combination was accounted for as a reverse recapitalization.

Merger Consideration

In accordance with the terms and subject to the conditions of the AA Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock of AFRAG issued and outstanding immediately prior to the Effective Time, was converted into the right to receive the number of shares of duly authorized, validly issued, fully paid and nonassessable common stock of African Agriculture Holdings Inc. (“AFRAG PubCo Common Stock”) equal to the quotient of (i) the sum of (1) $450,000,000 and (2) the aggregate amount of any Company Pre-Closing Financing (as defined in the Merger Agreement), divided by (ii) ten dollars ($10.00), divided by (iii) the sum, without duplication, of the aggregate number of shares of AFRAG common stock that are (A) issued and outstanding immediately prior to the Effective Time, (B) issuable upon the exercise or settlement of options or restricted stock units of AFRAG (whether or not then vested or exercisable) that are outstanding immediately prior to the Effective Time, or (C) issuable upon conversion of any AFRAG convertible note issued prior to the date of the AA Merger Agreement and outstanding at the Effective Time.

In addition, in consideration of the Company waiving certain closing conditions set forth in the Merger Agreement, at Closing each share of Common Stock for which redemption was not requested (a “Former SPAC Share”) was granted a pro rata right to receive a portion of 3,000,000 additional shares of Common Stock, with (i) holders of Former SPAC Shares that were public holders receiving shares in the form of Common Stock that were assigned to a pool for the benefit of such holders by a former stockholder of AFRAG and (ii) holders of Former SPAC Shares that were not public holders receiving Common Stock in the form of newly issued shares on a private placement basis.

Pursuant to the AFRAG Sponsor Promissory Note (as defined in the Merger Agreement), AFRAG agreed, among other things, to reimburse Sponsor on a one for one basis for the Class B ordinary shares to be transferred by Sponsor in connection with the the 10X II special meetings of shareholders to approve the extension of its redemption deadline in the form of newly-issued shares of AFRAG PubCo Common Stock in connection with the Closing. In accordance with this agreement 1,233,167 shares of AFRAG PubCo Common Stock were issued to Sponsor.

Entry into Cash-Settled Equity Derivative Transaction

On November 29, 2023, 10X II and AFRAG entered into an agreement (the “CSED”) with Vellar Opportunities Fund Master, Ltd. (“Vellar” or “Seller”) for a Cash-Settled Equity Derivative Transaction. Capitalized terms that are not defined in this section (Entry into a Cash-Settled Equity Derivative Transaction) have the meaning given to those terms in the CSED.

Pursuant to the terms of the CSED, the Seller received shares of common stock of AFRAG from a former holder of AFRAG common stock (the “Share Transfer”). Upon the occurrence of the Business Combination, shares of common stock of AFRAG that were held by the Seller converted into 11,500,000 shares of common stock of the post-Business Combination Company (the “Pubco Shares”) in the aggregate (the “Recycled Shares”). Subject to certain conditions contained in the CSED, the Seller shall provide up to $11,500,000 (the “Additional Funds”) in funds in the aggregate to the Company in five tranches: (i) the first tranche of $5,750,000 will be funded two trading days following the transfer to the Seller’s brokerage account of the Pubco Shares issued as consideration pursuant to the terms of the Merger Agreement, (ii) the second tranche of $1,437,500 will be funded 30 days after the first tranche, (iii) the third tranche of $1,437,500 will be funded 30 days after the second tranche, (iv) the fourth tranche of $1,437,500 will be funded 30 days after the third tranche, and (v) the fifth tranche of $1,437,500 will be funded 30 days after the fourth tranche (collectively, the “Funding Election”). Pursuant to the terms of the CSED, the agreed on the Cash Settlement Payment Date that, except in certain specified situations, provided that the Pubco Shares received by the Seller have been registered under the registration statement on Form S-4 filed by 10X II or are freely tradable by the Seller without restriction, they will each pay to the Company a cash amount equal to (1) the sum of (x) the number of Recycled Shares less (y) the number of Pubco Shares with actual aggregate proceeds equal to the Additional Funds Seller provided pursuant to a Funding Election, and less (z) the number of Terminated Shares (as defined below) (the sum of (x), (y) and (z), the “Number of Shares”) as of the Valuation Date (as defined below), multiplied by the VWAP Price over the Valuation Period less (2) a cash amount equal to the product of (x)(a) 11,500,000 PubCo Shares (the “Maximum Number of Shares”) less (b) any Terminated Shares as of the Valuation Date, multiplied by (y) $2.00.

The “Valuation Date” for the Seller will occur upon the earliest of (a) the date that is 24 months after the Closing, (b) the date specified by the Seller upon the occurrence of (i) the volume-weighted average price of Pubco Shares trading below $2.00 per share for any 20 trading days during a 30 consecutive trading day period or (ii) the Pubco Shares ceasing to be traded on a national exchange, (c) any date specified by the Seller at its sole discretion, and (d) the date specified by the Company in a written notice to be delivered to the Seller at the Company’s sole discretion (which Valuation Date shall not be earlier than the date of an occurrence of an Event of Default by Seller as provided for under the ISDA Form and that is the subject of the notice) for an Event of Default by the Seller (and such specification of a Valuation Date shall be the sole right of the Company upon the occurrence of an Event of Default by Seller in lieu of Section 6(a) of the ISDA Form); provided that, so long as the transfer to the Seller’s brokerage account of the Pubco Shares issued as consideration pursuant to the terms of the Merger Agreement has occurred, the Seller will not issue any notice contemplated in clauses (b) or (c) of this sentence until the earlier of (x) the delivery to the Company by the Seller of the first tranche of the Funding Election (as described above) and (y) in the event the transfer to the Seller’s brokerage account of the Pubco Shares issued as consideration pursuant to the terms of the Merger Agreement has not occurred, 10 calendar days following the closing of the Business Combination.

From time to time following the date of the Closing (any such date, an “OET Date”), the Seller may, in its sole discretion, terminate the CSED in whole or in part with respect to any number of Pubco Shares by giving notice (such notice, an “OET Notice”) of such termination with respect to the specified number of Recycled Shares included in an OET Notice (such quantity, the “Terminated Shares”). An amount equal to the product of (a) the number of Terminated Shares and (b) the Reset Price, which shall initially be $10, but may be reduced by a Dilutive Offering Reset (as defined below), in respect of such OET Date will be paid by Seller to the Company or its designee.

In the event the Valuation Date for the Seller is determined by clause (c) in the definition of “Valuation Date” above, at the Cash Settlement Date, the Seller will pay an amount in cash to the Company equal to the closing price of the PubCo Shares on the business day immediately preceding the Valuation Date, multiplied by the Number of Shares as of the Valuation Date. In the event the Valuation Date for a Seller is determined by clause (d) in the definition of “Valuation Date” above, at the Cash Settlement Date, provided that the Pubco Shares received have been registered under the registration statement on Form S-4 filed by 10X II or are freely tradable by the Seller without restriction, the Seller will pay an amount in cash to the Company equal to the Number of Shares as of the Valuation Date, multiplied by the VWAP Price over the Valuation Period.

To the extent the Company, following the closing of the Business Combination, sells, enters into any agreement to sell or grants any right to reprice, or otherwise dispose of or issues any common stock or any securities of it or any of its subsidiaries which would entitle the holder thereof to acquire at any time Pubco Shares at an effective price per Share less than the then existing Reset Price, then, subject to certain exceptions, the Reset Price shall be modified to equal such reduced price (a “Dilutive Offering Reset”).

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2023

(in thousands, except share and per share data)

			Pro Forma
	AFRAG (Historical)	10X II (Historical)	Adjustments		Balance Sheet

Current assets:
Cash and cash equivalents	$34	17	$22,442	A	$5,282
			(500)	B
			(1,986)	C
			(19,575)	H
			4,850	I
Accounts receivable	37				37
Other receivables	11				11
Inventory	260				260
Prepaid expenses and other current assets	964	93	(795)	E	262
Total current assets	1,306	110	4,436		5,852

Non-current assets:
Cash settled equity derivative			51,350	I	51,350
Long term inventory	110				110
Cash and marketable securities held in Trust Account		22,442	(22,442)	A	-
Intangibles, net	4,457				4,457
Operating lease right-of-use asset	6,642				6,642
Deposits	12				12
Property and equipment, net	2,043				2,043
Total non-current assets	13,264	22,442	28,908		64,614
TOTAL ASSETS	14,570	22,552	33,344		70,466

LIABILITIES, TEMPORARY EQUITY AND STOCKHOLDERS’ EQUITY (DEFICIT)
Accounts payable and accrued expenses	8,083	11,990	(1,237)	C	18,538
			(298)	J
Operating lease - liabilities	16				16
Other payables	176				176
Short term convertible notes	1,969		(1,587)	J	382
Short term debt	989		(500)	B	489
Seller note payable	1,958				1,958
Related party payables	626	1,625	(800)	I	2,026
			575	C
Non redemptions agreements liabilities		401	(401)	K	-
Total current liabilities	13,817	14,016	(4,248)		23,585

Non-current liabilities:
Contingent liabilities	2,237				2,237
Operating lease -liabilities	6,796				6,796
Related party payables	211				211
Forward purchase agreement liability		-			-
Deferred underwriting fee payable		7,000			7,000
Total non-current liabilities	9,244	7,000	-		16,244
TOTAL LLIABILITIES	23,061	21,016	(4,248)		39,829

COMMITMENTS AND CONTINGENCIES

Temporary equity:
Common stock subject to possible redemption		22,342	(22,342)	D	-

Stockholders’ equity (deficit):
Class A common stock	4	-	1	F	6
			1	I
Class B common stock		1	(1)	F	-
Additional paid-in capital	61,116		22,342	D	101,265
			(20,807)	G
			1,885	J
			(19,575)	H
			(795)	E
			57,099	I

Accumulated deficit	(69,575)	(20,807)	20,807	G	(70,598)
			(100)	I
			(1,324)	C
			401	K
Accumulated other comprehensive loss	(36)				(36)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(8,491)	(20,806)	59,934		30,637
TOTAL LIABILITIES, TEMPORARY EQUITY AND STOCKHOLDERS’ DEFICIT	14,570	22,552	33,344		70,466

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR NINE MONTHS ENDED SEPTEMBER 30, 2023
(in thousands, except share and per share data)

			Pro Forma
	AFRAG (Historical)	10X II (Historical)	Adjustments		Statement of Operations
Revenues	$1,451	$-	$-		$1,451
Cost of revenue	1,031	-	-		1,031
Gross profit	420		-		420

Operating costs and expenses:
Selling, general and administrative expenses	28,110	3,161			31,271
Administrative expenses - related party	-	180	(180)	bb
Operating lease expense	165				165
Depreciation and amortization	264				264
Other operating expenses	272				272
Total operating costs and expenses	28,811	3,341	(180)		31,972
Income (Loss) from operations	(28,391)	(3,341)	180		(31,552)

Other income (expense):
Income from investments held in Trust Account		1,201	(1,201)	aa	-
Change in fair value of forward purchase agreement		331	(331)	cc	-
Change in fair value of non redemption agreements liabilities		(478)
Loss in connection with non redemption agreements		(130)
Foreign currency exchange gain	18				18
Gain on sale of assets	-				-
Interest expense - related party	(33)		22	dd	(11)
Interest expense - other	(619)		239	ee	(380)
Other income (expense)	8				8
Total other income (expense)	(626)	924	(1,271)		(365)
Net income (loss) before income tax provision	(29,017)	(2,417)	(1,091)		(31,917)
Income tax provision	-	-			-
Net income (loss)	(29,017)	(2,417)	(1,091)		(31,917)

	AFRAG	10X II	Pro forma
	(Historical)	(Historical)	Combined
Weighted average shares outstanding - Common stock	39,141,705	-	57,966,829
Basic and diluted net income per share - Common stock	(0.75)	-	(0.55)
Weighted average shares outstanding - Class A and Class B common stock subject to redemption	-	4,481,227
Basic and diluted net income per share - Class A and Class B common stock subject to redemption	-	(0.23)
Weighted average shares outstanding - Class A and Class B non-redeemable common stock	-	6,161,172	-
Basic and diluted net income per share - Class A and Class B non-redeemable common stock	-	(0.23)	-

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2022
(in thousands, except share and per share data)

			Pro Forma
	AFRAG (Historical)	10X II (Historical)	Adjustments		Statement of Operations
Revenues	$679	$-	$-		$679
Cost of revenue	784	-	-		784
Gross profit	(105)		-		(105)

Operating costs and expenses:
Selling, general and administrative expenses	24,427	10,273	5,485	cc	40,185
Administrative expenses - related party	-	240	(240)	bb
Operating lease expense	346				346
Depreciation and amortization	369				369
Other operating expenses	419				419
Total operating costs and expenses	25,561	10,513	5,245		41,319
Income (Loss) from operations	(25,666)	(10,513)	(5,245)		(41,424)

Other income (expense):
Change in fair value of derivative liability		(36)	-		(36)
Income from investments held in Trust Account		2,165	(2,165)	aa	-
Loss on Forward Purchase Agreement		(295)	295	dd	-
Foreign currency exchange gain	171				171
Gain on sale of assets	154				154
Interest expense - related party	(519)		519	ee	-
Interest expense - other	(436)		217	ff	(219)
Other income (expense)	43				43
Total other income (expense)	(587)	1,834	(1,134)		113
Net income (loss) before income tax provision	(26,253)	(8,679)	(6,379)		(41,311)
Income tax provision	-	-			-
Net income (loss)	(26,253)	(8,679)	(6,379)		(41,311)

	AFRAG	10X II	Pro forma
	(Historical)	(Historical)	Combined
Weighted average shares outstanding - Common stock	39,141,705	-	57,966,829
Basic and diluted net income per share - Common stock	(0.72)	-	(0.71)
Weighted average shares outstanding - Class A and Class B common stock subject to redemption	-	18,677,398
Basic and diluted net income per share - Class A and Class B common stock subject to redemption	-	(0.34)
Weighted average shares outstanding - Class A and Class B non-redeemable common stock	-	6,666,667	-
Basic and diluted net income per share - Class A and Class B non-redeemable common stock	-	(0.34)	-

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Note 1 — Basis of Presentation

The Business Combination is being accounted for as a reverse recapitalization in accordance with U.S. GAAP. Under this method of accounting, 10X II, who is the legal acquirer, is being treated as the “acquired” company for financial reporting purposes and AFRAG is being treated as the accounting acquirer. This determination was primarily based on the following facts and circumstances:

●	AFRAG’s stockholders have 59.6% of the voting interest of the Company;

●	AFRAG’s senior management comprise the senior management of the Company;

●	the directors nominated by AFRAG represent the majority of the board of directors of the Company;

●	AFRAG is the larger entity, in terms of substantive operations and employee base;

●	the executive officers of AFRAG became the initial executive officers of the Company; and

●	AFRAG’s operations comprise the ongoing operations of the Company.

Accordingly, for accounting purposes, the Business Combination is being treated as the equivalent of a reverse recapitalization transaction in which AFRAG issued stock for the net assets of 10X II. The net assets of 10X II are being stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination are those of AFRAG. The unaudited pro forma condensed combined balance sheet as of September 30, 2023, assumes the Business Combination occurred on September 30, 2023. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2023 and for the year ended December 31, 2022, present the pro forma effect of the Business Combination as if it had been completed on January 1, 2022, the beginning of the earliest period presented. These periods are presented on the basis of AFRAG as the accounting acquirer.

The unaudited pro forma condensed combined balance sheet as of September 30, 2023 has been prepared using, and should be read in conjunction with, the following:

●	10X II’s unaudited balance sheet as of September 30, 2023, and the related notes thereto; and

●	AFRAG’s unaudited balance sheet as of September 30, 2023, and the related notes thereto.

The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023 has been prepared using, and should be read in conjunction with, the following:

●	10X II’s unaudited statement of operations for the nine months ended September 30, 2023, and the related notes thereto; and

●	AFRAG’s unaudited statement of operations for the nine months ended September 30, 2023, and the related notes thereto.

Management has made significant estimates and assumptions in its determination of the pro forma adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded may differ materially from the information presented.

The unaudited pro forma condensed combined financial information does not give effect to any anticipated synergies, operating efficiencies, tax savings or cost savings that may be associated with the Business Combination. The pro forma adjustments reflecting the consummation of the Business Combination are based on certain available information as of the date of these unaudited pro forma combined financial statements and certain assumptions and methodologies that 10X II and AFRAG believed were reasonable under the circumstances. The unaudited condensed pro forma adjustments, which are described in Note 2, may be revised as additional information becomes available and is evaluated. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments and it is possible the difference may be material. 10X II and AFRAG believed that their assumptions and methodologies provided a reasonable basis for presenting all of the significant effects of the Business Combination based on information available to management at the time and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is not necessarily indicative of the actual results of operations and financial position as of the Closing of the Business Combination, nor are they indicative of the future consolidated results of operations or financial position of the Company. They should be read in conjunction with the historical financial statements and notes thereto of each of 10X II and AFRAG.

Note 2 — Adjustments to Unaudited Pro Forma Combined Financial Information

The unaudited pro forma condensed combined financial information has been prepared to illustrate the effect of the Business Combination and has been prepared for informational purposes only.

The historical financial statements have been adjusted in the unaudited pro forma condensed combined financial information to give pro forma effect to events that are directly attributable to the Business Combination. AFRAG and 10X II have not had any historical relationship prior to the AA Merger Agreement. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The pro forma combined provision for income taxes does not necessarily reflect the amounts that would have resulted had AFRAG PubCo filed consolidated income tax returns during the periods presented.

The pro forma basic and diluted earnings per share amounts presented in the unaudited pro forma condensed combined statements of operations are based upon the number of AFRAG PubCo’s shares outstanding, assuming the Business Combination had been completed on January 1, 2022, the beginning of the earliest period presented.

Adjustments to Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2023

(A)	Reflects the release of $22.4 million of cash currently held in the Trust Account.

(B)	Reflects the repayment of $0.5 million of short-term AFRAG debt.

(C)	Represents estimated direct and incremental transaction costs incurred by 10X II after the balance sheet date and paid in cash as well as costs incurred as of the balance sheet date and paid in cash.

(D)	Reflects the reclassification of approximately $22.3 million of Class A ordinary shares subject to possible redemption to permanent equity.

(E)	Reflects the closing of deferred offering costs to equity.

(F)	Represents the conversion of Class B shares to Class A shares.

(G)	Reflects the elimination of the historical accumulated deficit of 10X II.

(H)	Reflects the redemption of 1.9 million shares ($19.6 million) prior to closing.

(I)	Represents the recognition of the cash payment from the Cash-Settled Equity Derivative Transaction of $5.75 million, before reduction for up to $0.1 million of CSED counterparty legal fees and $0.8 million utilized to repay Sponsor loans, and the CSED Transaction asset, measured at fair value, with regard to 11.5 million shares. The CSED asset will be remeasured at fair value with changes in earnings in the future periods.

(J)	Partial settlement of convertible debt in shares.

(K)	Reflects the elimination of the FPA Liability.

Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations For the Nine Months Ended September 30, 2023 (in thousands, except share and per share data)

(aa)	Represents the elimination of historical interest income earned on the Trust Account.

(bb)	Represents the elimination of related party administrative expenses that will not continue after the completion of the Merger.

(cc)	Represents the elimination of the FPA liability.

(dd)	Reflects the elimination of interest expense for related party loans repaid at Closing of the Business Combination.

(ee)	Reflects the elimination of interest expense for converted loans and other short-term debt repaid at Closing of the Business Combination.

Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations For the Year Ended December 31, 2022 (in thousands, except share and per share data)

(aa)	Represents the elimination of historical interest income earned on the Trust Account.

(bb)	Represents the elimination of related party administrative expenses that will not continue after the completion of the Merger.

(cc)	Represents the following post December 31, 2022 transaction costs:

10X transaction costs (legal, accounting and advisors)	4,485

Fair value of shares issued to Yorkville for the commitment fee ($10.00 per share)	1,000

Total post December 31, 2022 transaction costs	5,485

(dd)	Represents the elimination of the FPA liability.

(ee)	Reflects the elimination of interest expense for related party loans repaid at Closing of the Business Combination.

(ff)	Reflects the elimination of interest expense for converted loans and other short-term debt repaid at Closing of the Business Combination.